UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report: April 7, 2005
                        --------------------------------
                        (Date of earliest event reported)


                    MILLENNIUM CAPITAL VENTURE HOLDINGS INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-31457                23-3048444
         --------                      ---------               ----------
         State of                     Commission              IRS Employer
       incorporation                  File Number         Identification Number



                    1000 de la Gauchetiere West, Suite 2400,
                            Montreal, Quebec H3B 4W5
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                    (Address of principal executive offices)


                                Tel: 514-448-7469
                              --------------------
                           (Issuer's telephone number)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 7, 2005, Mr. Francis Mailhot resigned as President and CEO of MILLENNIUM CAPITAL VENTURE HOLDINGS INC. Mr. Francis Mailhot will remain as a director of MILLENNIUM CAPITAL VENTURE HOLDINGS INC.

On April 7, 2005, Mr. Rainey Sellars, Mr. Tim Gardner and Mr. Jose Araque have been appointed as directors of MILLENNIUM CAPITAL VENTURE HOLDINGS INC.

Mr. Jose Araque has been appointed as President and CEO of MILLENNIUM CAPITAL VENTURE HOLDINGS INC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Millennium Capital Venture Holdings Inc.


DATE: April 21, 2005                    /s/ Francis Mailhot
                                        ----------------------------------------
                                        Francis Mailhot
                                        Director
                                        Millennium Capital Venture Holdings Inc.